Exhibit 10.2
AMENDMENT NO. 3 TO VS TO L BRANDS TRANSITION SERVICES AGREEMENT

This AMENDMENT NO. 3 TO VS TO L BRANDS TRANSITION SERVICES AGREEMENT (this “Amendment”) is dated as of July 21, 2023 and effective as of July 30, 2023 (the “Effective Date”), by and between Bath & Body Works, Inc. (formerly known as L Brands, Inc.), a Delaware corporation (“BBW”), and Victoria’s Secret & Co., a Delaware corporation (“Service Provider,” and together with BBW, the “Parties”).

WHEREAS, BBW and Service Provider entered into that certain VS to L Brands Transition Services Agreement, dated as of August 2, 2021 and amended by Amendment No. 1 to VS to L Brands Transition Services Agreement effective as of January 31, 2022 and Amendment No. 2 to VS to L Brands Transition Services Agreement effective as of January 28, 2023 (collectively, the “Agreement”); and

WHEREAS, pursuant to Section 9.02 of the Agreement, BBW and Service Provider desire to amend the Agreement.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Parties agree to supplement, modify and amend the Agreement as set forth below.

1.     Amendment. The Schedules to the Agreement are amended as outlined in the attached Exhibit A.

2.    Miscellaneous.

(a)    Except as expressly amended by this Amendment, all provisions of the Agreement shall remain in full force and effect.

(b)    Unless otherwise defined herein, capitalized terms in this Amendment shall have the meanings given to them in the Agreement.

(c)    This Amendment shall be governed by and construed in accordance with the law of the State of Delaware, without regard to the conflicts of law rules of such state.

(d)    This Amendment may be executed in two or more counterparts (delivery of which may occur via electronic transmission), each of which shall be binding as of the date first written above, and, when delivered, all of which shall constitute one and the same instrument. A facsimile signature or electronically scanned copy of a signature shall constitute and shall be deemed to be sufficient evidence of a Party’s execution of this Amendment, without necessity of further proof. Each such copy (or facsimile) shall be deemed an original, and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, this Amendment No. 3 to VS to L Brands Transition Services Agreement has been executed by the Parties effective as of the Effective Date.

BATH & BODY WORKS, INC. By:___/s/ Wendy Arlin__________________ Name: Wendy C. Arlin Title: Chief Financial Officer
VICTORIA’S SECRET & CO. By:___/s/ Tim Johnson__________________ Name: Timothy Johnson Title: Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 3 to VS to L Brands Transition Services Agreement]

Exhibit A

[Intentionally Omitted]

A-1